Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [_]


Check the appropriate box:

[_]  Preliminary proxy statement

[X]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Pulaski Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            Pulaski Financial Corp.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------


(2)  Aggregate number of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               N/A
--------------------------------------------------------------------------------


(4)  Proposed maximum aggregate value of transaction:
               N/A
--------------------------------------------------------------------------------


[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
               N/A
--------------------------------------------------------------------------------


(2)  Form, schedule or registration statement no.:
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(3)  Filing party:
               N/A
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(4)  Date filed:
               N/A
--------------------------------------------------------------------------------

                               December 16, 1999


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Pulaski Financial Corp. The meeting will be held at The St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance) on Friday, January 21, 2000 at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                      Sincerely,


                                      /s/ William A. Donius

                                      William A. Donius
                                      Chairman of the Board,
                                      President and Chief Executive Officer

--------------------------------------------------------------------------------
                            Pulaski Financial Corp.
                             12300 Olive Boulevard
                           St. Louis, Missouri 63141
                                (314) 878-2210

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On January 21, 2000

--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Pulaski Financial Corp. (the "Company") will be held at The St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance), on Friday, January 21, 2000, at 2:00 p.m., local time, for the following purposes:

         1.    To elect three directors to serve for a term of three years;

         2. To consider and vote upon a proposal to approve the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan;

         3. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 30, 2000; and

         4. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Stockholders of record at the close of business on December 3, 1999 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Michael J. Donius

                              Michael J. Donius
                              Corporate Secretary

St. Louis, Missouri
December 16, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                      OF
                            PULASKI FINANCIAL CORP.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               January 21, 2000

--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Financial Corp. ("Pulaski Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Pulaski Bank. The annual meeting will be held at The St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance), on Friday, January 21, 2000, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 16, 1999.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

         You are entitled to vote your Pulaski Financial common stock if the records of the Company show that you held your shares as of the close of business on December 3, 1999. As of the close of business on that date, a total of 3,576,591 shares of Pulaski Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of Pulaski Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Pulaski Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting, constituting a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to any nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the 2000 Stock-Based Incentive Plan and the ratification of the appointment of Deloitte & Touche LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes present, in person or represented by proxy, at the annual meeting. On any of these two matters, abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of Pulaski Financial for the purpose of requesting that you allow your shares of Pulaski Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Financial common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director, "FOR" approval of the 2000 Stock-Based Incentive Plan and "FOR" ratification of Deloitte & Touche LLP as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Pulaski Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your Pulaski Financial common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Pulaski Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker or bank that accompanies this proxy statement.

Participants in Pulaski Bank's ESOP or 401(k) Plan

         If you participate in the Pulaski Bank Employee Stock Ownership Plan or if you hold shares through Pulaski Bank's 401(k) Plan, the proxy card represents a voting instruction to the trustees. Each participant in the ESOP and the 401(k) Plan may direct the trustees as to the manner in which shares of Pulaski Financial common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

         The following table provides information as of December 3, 1999 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                             Percent of
                                     Number of              Common Stock
Name and Address                   Shares Owned             Outstanding
----------------               ----------------------  --------------------
Pulaski Bank                          232,760 /(1)/             6.5%
Employee Stock Ownership Plan
12300 Olive Boulevard
St. Louis, Missouri 63141

________________________________________________
(1) Under the terms of the ESOP, the ESOP Trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the ESOP Trustee has received voting instructions from participants. The ESOP Trustee is First Bankers Trust, N.A.

         The following table provides information about the shares of Pulaski Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation table on page 7, and by all directors and executive officers of the Company as a group as of December 3, 1999. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                           Number of Shares
                                                                             That May be
                                                   Number of              Acquired Within           Percent of
                                                  Shares Owned               60 Days by            Common Stock
                 Name                         (excluding options)          Exercising Options       Outstanding
------------------------------------------   ---------------------       ---------------------    ---------------
E. Douglas Britt                                    26,391                        2,989                   *

Michael J. Donius                                   21,500(1)                    10,961                   *

William A. Donius                                   26,294(2)                     6,111                   *

Garland A. Dorn                                      8,715                          664                   *

Robert A. Ebel                                      59,193                          997                 1.7%

Thomas F. Hack                                      18,235                        5,646                   *

Dr. Edward J. Howenstein                            52,347(3)                     1,982                 1.5

All Directors and Executive                        212,675                       29,350                 6.7%
  Officers as a group (7 persons)

_________________________________________
*Less than 1% of the shares outstanding
(1)  Includes 6,021 shares held jointly with William A. Donius.
(2)  Includes 7,050 shares held jointly with Michael J. Donius.
(3)  Includes 36,171 shares held by Dr. Howenstein's spouse.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         The Company's Board of Directors consists of seven members. Four of them are independent directors and three are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees for election this year are E. Douglas Britt, Michael J. Donius and Garland A. Dorn, each of whom is currently a member of the Board of Directors of the Company and Pulaski Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH OF THE NOMINEES.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 1999. There are no family relationships among the directors or executive officers except that Michael J. Donius and William A. Donius are brothers. The indicated period for service as a director includes service as a director of Pulaski Bank.

                      NOMINEES FOR ELECTION OF DIRECTORS

         The nominees standing for election are:

         E. Douglas Britt is a retired bank executive and a retired officer in the U.S. Air Force. Age 73. Director since 1993.

         Michael J. Donius joined the Bank in 1988 and has served as Executive Vice President and Chief Operating Officer since 1993 and as Secretary since 1994. Before assuming his current positions, Mr. Donius served the Bank in various capacities, including Vice President in charge of compliance and CRA. Age 39. Director since 1993.

         Garland A. Dorn is President and Chief Executive Officer of Diagnostic Rehabilitation Systems, Inc., St. Louis, Missouri, a medical equipment supplier. Age 69. Director since 1995.

                        Directors Continuing in Office

         The following directors have terms ending in 2001:

         Thomas F. Hack joined the Bank in 1967 and has served as the Treasurer since 1974 and as the Chief Financial Officer since 1993. Age 55. Director since 1985.

         Dr. Edward J. Howenstein is a retired dentist. Age 73. Director since 1973.

         The following directors have terms ending in 2002:

         William A. Donius has served as President of the Bank since December 1, 1997. Mr. Donius is also Chairman of the Board of Directors of the Company and the Bank. He previously served as Senior Vice President from February 1997 to December 1997, as Vice President from April 1995 to February 1997, and as Director of Marketing from July 1992 to April 1995. Age 41. Director since 1997.

         Robert A. Ebel is Chairman of the Board and Chief Executive Officer of Universal Printing Co., a commercial printer in St. Louis, Missouri. Age 69. Director since 1979.

Meetings and Committees of the Board of Directors

         The business of the Company and Pulaski Bank is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 1999, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

         The Executive Committee of the Board of Directors, which currently consists of Directors Wm. Donius, Hack and M. Donius, meets as necessary, but at least twice monthly, between meetings of the full Board of Directors. All significant actions of the Executive Committee must be ratified by the full Board of Directors. The Executive Committee met 30 times during the fiscal year ended September 30, 1999.

         The entire Board of Directors serves as the Audit Committee, and in that capacity is responsible for developing and monitoring the Company's audit program. The Board selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Board also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting policies and practices. The Board of Directors met one time in its capacity as the Audit Committee during the fiscal year ended September 30, 1999.

         The Salary Committee, currently consisting of Directors Wm. Donius, Ebel and Howenstein, recommends annual salary levels for senior officers and compensation for members of the Board of Directors. The Salary Committee met once during the fiscal year ended September 30, 1999.

         The full Board of Directors acts as the Nominating Committee for the annual selection of management's nominees for election as directors. The full Board of Directors met once in its capacity as the Nominating Committee during the fiscal year ended September 30, 1999.

Directors' Compensation

         Directors' Fees. Non-employee directors receive a fee of $950 per month, $225 for each board meeting attended and $225 per committee meeting. No separate fees are paid for service on the Company's Board of Directors.

         Stock Option Plan. Under the 1994 Stock Option Plan, which was adopted by the Company's stockholders on January 18, 1995, the non-employee directors received non-qualified stock options to purchase 12,000 shares of common stock at an exercise price of $11.00, the fair market value of the common stock on January 18, 1995, the date the options were granted. The options will vest equally over a five-year period commencing on the first anniversary of the date of grant. If there is a change in control of the Company (as defined in the plan), each outstanding stock option grant will become fully vested and immediately exercisable. All options granted under the plan expire ten years following the date of grant. Pulaski Financial assumed the plan in connection with the conversion of the Bank's former mutual holding company to stock form on December 2, 1998. At that time, the options for the Bank's common stock were converted into options for the Company's common stock and adjustments were made to the exercise price and the number of shares subject to stock options.

         Management Recognition and Development Plan. Additionally, under the Management Recognition and Development Plan, which was also adopted by the Company's stockholders on January 18, 1999, the non-employee directors received stock awards of 4,200 shares. Pulaski Financial assumed the plan in connection with the conversion and, at that time, appropriate adjustments were made to the number of shares subject to awards.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


Summary Compensation Table

         The following information is furnished for Messrs. Wm. Donius, Hack and
M. Donius. No other executive officer of Pulaski Bank received salary and bonus of $100,000 or more during the year ended September 30, 1999.

                                                          Annual Compensation (1)
                                              ---------------------------------------------
                                                                              Other
                                                                              Annual               All Other
Name and Position                     Year     Salary (2)      Bonus       Compensation (3)      Compensation (4)
-----------------                     ----     ----------     -------      ----------------      ----------------
William A. Donius (5)                 1999      $157,000      $12,100            $--                $  3,020
   Chief Executive Officer,           1998       135,000       12,000             --                  13,950
   President and Chairman of
   the Board

Thomas F. Hack                        1999       125,000        9,400             --                   2,397
   Chief Financial Officer,           1998       105,500        9,400             --                  18,600
   Treasurer and Director             1997        97,400        6,136             --                  18,600

Michael J. Donius                     1999       125,000        9,600             --                   1,821
   Executive Vice President,          1998       107,000        9,600             --                  18,600
   Chief Operating Officer            1997        70,000        9,100             --                  18,600
   and Director

___________________________
(1)  Pulaski Bank pays all compensation.
(2) Includes remuneration from Pulaski Service Corporation, Pulaski Bank's wholly-owned subsidiary.
(3) Does not include certain additional benefits, the aggregate amounts of which do not exceed the lesser of $50,000 or 10% of salary and bonus for the named executive officers.
(4)  Consists of employer contribution to Pulaski Bank's 401(k) plan.
(5) Mr. Wm. Donius was named President and Chief Executive Officer of the Company on December 1, 1997.

         Employment Agreements. The Company and the Bank entered into three-year employment agreements with Messrs. Wm. Donius, Hack and M. Donius. Under the employment agreements, the initial salary levels for Messrs. Wm. Donius, Hack and M. Donius are $157,000, $125,000 and $125,000, respectively, which amounts will be paid by the Bank and may be increased at the discretion of the Board of Directors. On each anniversary of the commencement date of the employment agreements, the term of each agreement may be extended for an additional year at the discretion of the Board. The employers may terminate the agreements at any time. The executive may terminate his agreement if he is assigned duties inconsistent with his initial position, duties, responsibilities and status. The agreements may also be terminated upon the occurrence of certain events specified by federal regulations. If an executive's employment is terminated without cause or upon the executive's voluntary termination in certain circumstances, the employers would be required to honor the terms of the agreement through the expiration of the then current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreements also provide for severance payments and other benefits if the executive's employment is involuntary terminated in connection with any change in control of Pulaski Financial or Pulaski Bank. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, an executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately before the change in control. The term "change in control" is defined in the agreement as having occurred when, among other things: (a) a person other than the Company purchases shares of the Company's common stock in a tender or exchange offer for such shares; (b) any person (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (c) the membership of the Board of Directors changes as the result of a contested election; or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

         The maximum value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under Pulaski Bank's health, life and disability programs for a 36-month period following the change in control, the total present value of which does not exceed 2.99 times the executive's base amount. Assuming that a change in control had occurred at September 30, 1999 and that each executive elected to receive a lump sum cash payment, Messrs. Wm. Donius, Hack and M. Donius would be entitled to payments of approximately $352,000, $314,000 and $276,000, respectively. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments must pay 20% excise tax on the amount of the excess payments, and the employers would not be entitled to deduct the amount of the excess payments.

         The employment agreements restrict each executive's right to compete against the employers for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination occurs after a change in control.

         Retirement Plan. The Bank is a participant in the Financial Institutions Retirement Fund, a multi-employer, non-contributory defined benefit retirement plan. The following table indicates the annual retirement benefits that would be payable upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the plan are limited to $130,000 per year for the 2000 calendar year.

          Highest Five                                   Years of Service
          Year Average    -------------------------------------------------------------------------------
          Compensation        15               20              25               30               35
         --------------   ------------     ------------    ------------     ------------    -------------
            $ 50,000         11,250           15,000          18,750           22,500           26,250
              60,000         13,500           18,000          22,500           27,000           31,500
              70,000         15,750           21,000          26,250           31,500           36,750
              80,000         18,000           24,000          30,000           36,000           42,000
              90,000         20,250           27,000          33,750           40,500           47,250
             100,000         22,250           30,000          37,500           45,000           52,500
             110,000         24,750           33,000          41,250           49,500           57,750
             120,000         27,000           36,000          45,000           54,000           58,000
             130,000         29,250           39,000          48,750           58,500           63,250
             140,000         31,500           42,000          52,500           63,000           68,500
             150,000         33,750           45,000          56,250           67,500           73,500
             160,000         36,000           48,000          60,000           72,000           79,000

         The retirement plan provides for monthly payments to, or on behalf of, each covered employee. All full-time employees are eligible to participate after completion of one year of service to the Bank (at least 1,000 hours of service in 12 consecutive months) and the attainment of age 21. Benefits are based upon years of service and salary excluding bonuses, fees, commissions, etc. Employees terminating employment before they are 100% vested will have benefits reduced accordingly based on the percentage they are vested. As of September 30, 1999, Messrs. Wm. Donius, Hack and M. Donius had 8 years, 33 years and 12 years of credited service, respectively, under the plan.

         The normal retirement age is 65 and the early retirement age is before age 65, but after age 45. Normal retirement benefits are equal to the sum of:
(1) 1.5% multiplied by the years of service to the Bank and by the employees's average base salary for the five highest consecutive years preceding retirement up to the covered compensation level; and (2) 2% multiplied by the years of service to the Bank and by the employees's average base salary above the covered compensation level for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement, benefits payable are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65 (to a maximum increase of 48%). The Bank makes annual contributions to fund the benefits computed on an actuarial basis.

     Upon retirement, the regular form of plan benefit is an annuity payable in equal monthly installments for the life of the employee. Optional annuity benefit forms may also be elected by the employee. Plan benefits are integrated with social security benefits.

     Fiscal Year-End Option Values. No stock options were granted to or exercised by Messrs. Wm. Donius, Thomas F. Hack or Michael J. Donius during the fiscal year ended September 30, 1999. The following table provides certain information with respect to the number of shares of Pulaski Financial common stock represented by outstanding options held by those individuals as of September 30, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end stock price.

                                                Number of Securities
                                               Underlying Unexercised                   Value of Unexercised
                                                 Options at Fiscal                      In-the-Money Options
                                                   Year-End(#)(1)                     at Fiscal Year-End($)(2)
                                         -----------------------------------     -----------------------------------
Name                                     Exercisable         Unexercisable        Exercisable       Unexercisable
--------                                 -------------      ----------------     --------------    -----------------
William A. Donius....................        3,055               12,224             $    --             $    --
Thomas F. Hack.......................        2,856                2,790              10,817              10,567
Michael J. Donius....................        8,768                2,196              33,209               8,306

----------------
(1) The options in this table for Wm. Donius have an exercise price of $15.66 per share and the options in this table for Messrs. Hack and M. Donius have an exercise price of $7.15 per share. The exercise prices reflect adjustments made in connection with the conversion of the Bank's former mutual holding company to stock form on December 2, 1998.
(2)  The stock price on September 30, 1999 was $10.9375 per share.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee of the Company and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee administers all policies that govern executive compensation for the Company and the Bank. The Compensation Committee evaluates the performance of each named executive officer and other senior officers of the Company and the Bank and determines the compensation of all of them except for the chief executive officer. With respect to the chief executive officer's compensation, the Compensation Committee makes recommendations to the Board of Directors which reviews the recommendations and determines his compensation based on their report. The Company's executive compensation policies are intended to retain and attract key executives who are vital to the success of the Company and the Bank by providing a compensation package that is competitive in the financial industry and motivational to each individual executive.

     Currently, the compensation for executive officers consists principally of a base salary and bonus. The Compensation Committee determines an annual base salary level for all senior officers and named executive officers. With respect to the chief executive officer's base salary, the Compensation Committee makes recommendations to the Board of Directors which reviews the recommendations and determines his base salary based on their report. Annual base salaries are generally effective December 1 of each year. Factors considered in setting base salaries include the executive's performance, the Company's and Bank's overall performance and compensation levels in the financial industry, among other factors.

     A bonus program has also been established for all senior officers based upon profitability measurements. The bonus pool is allocated to individual participants in the pool based upon job position and individual performance. The Board of Directors reviews the recommendations of the Compensation Committee concerning the chief executive officer and awards his bonus under the program. The awards for the fiscal year are generally made before October 30 of each year.

     During the fiscal year ended September 30, 1999, the base salary of William
A. Donius, President and Chief Executive Officer of the Company and the Bank, was $157,000. In addition, he received a performance bonus of $12,000. This resulted in total compensation of $169,000. The Board of Directors believes that Mr. Donius' compensation is appropriate based on the Bank's compensation policy, consideration of salaries for similar positions in the financial industry and the Bank's performance during the fiscal year.

     Mr. Wm. Donius serves on the Compensation Committee, but he did not participate in the Board of Directors' review and adoption of the Compensation Committee's recommendations concerning his compensation.

     Compensation Committee of the Company consisting of:

     William A. Donius, Chairman
     Robert A. Ebel
     Dr. Edward J. Howenstein

     Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Company's Compensation Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Company's Compensation Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph presented represents the Bank's common stock until December 3, 1998, the date upon which the Bank's former mutual holding company was converted to stock form and the Company issued its common stock. The base amount for the graph is $10.00 per share, which was the closing price of the Bank's common stock on September 30, 1994.

                             [GRAPH APPEARS HERE]

                                                                             Period Ended
                                                   -----------------------------------------------------------------
                                                     9/30/94    9/30/95    9/30/96    9/30/97    9/30/98    9/30/99
                                                   ---------- ---------- ---------- ---------- --------- -----------
Pulaski Financial Corp..........................     $100.00    $104.51    $125.56    $263.85    $224.65    $194.96
The Nasdaq Index (U.S. Companies)...............      100.00     138.07     163.85     224.97     228.77     371.69
SNL Midwest Thrift Index........................      100.00     131.56     155.13     244.73     243.79     238.13

--------------------------------------------------------------------------------
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Financial common stock during the fiscal year ended September 30, 1999.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Pulaski Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by Pulaski Bank to its executive officers and directors and their associates was approximately $287,000 at September 30, 1999.

--------------------------------------------------------------------------------
          PROPOSAL 2 -- RATIFICATION OF 2000 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

     The Board of Directors of the Company is presenting for stockholder approval the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan (the "Incentive Plan"), in the form attached to this proxy statement as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and Pulaski Bank with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached to this proxy statement as Appendix A.

General

     The Incentive Plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution diminution, or enlargement of awards to participants, the number of shares of common stock reserved for awards under the Incentive Plan is 407,330 shares, consisting of 290,950 shares reserved for options and 116,380 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the Incentive Plan. The Company may also grant awards to its advisors and consultants. The Incentive Plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the Incentive Plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or Pulaski Bank, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the Incentive Plan.

Types of Awards

     General. The Incentive Plan authorizes the grant of awards in the form of:
(1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

     Options. Subject to the terms of the Incentive Plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. See "-- Alternate Option Payments" below. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

     All options granted under the Incentive Plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

     Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled all unexercisable options will become exercisable and remain exercisable for two years, or if sooner, the expiration of the term of the option. Upon the occurrence of a change in control, all unexercisable options held by the option holder will become fully exercisable and remain exercisable until the expiration of the term of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. If an option holder retires, all unexercisable options will be canceled, unless the Committee, in its sole discretion, allows unexercisable options to continue to vest or become exercisable according to their original terms.

     Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

     Restricted Stock Awards. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied before vesting.

     Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, before vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

     Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement, change in control or termination for cause, all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled or upon the occurrence of a change in control, all unvested restricted stock awards held by such individual will become fully vested. In the event of termination for cause of a holder of a stock award, all unvested stock awards held by such individual will be canceled. If the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled unless the Committee, in its sole discretion, determines that all unvested restricted stock awards will continue to vest or be vested in accordance with the original terms of the grant.

Tax Treatment

     Options. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

     In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

     Restricted Stock Awards. A participant who has been awarded restricted stock under the Incentive Plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

     A recipient of a restricted stock award who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Alternate Option Payments

     Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date before the date of exercise.

Amendments

     Subject to certain restrictions contained in the Incentive Plan, the Board of Directors or the Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

     If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain approval of the Office of Thrift Supervision before any such adjustment. All awards under this Incentive Plan will be binding upon any successors or assigns of the Company.

Nontransferability

     Unless determined otherwise by the Committee, awards under the Incentive Plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled if the participant dies.

Stockholder Approval, Effective Date of Plan and Regulatory Compliance

     The Incentive Plan is subject to the regulations of the Office of Thrift Supervision. The Office of Thrift Supervision has not endorsed or approved the Incentive Plan. The Incentive Plan provides that it shall become effective upon stockholder approval.

New Plan Benefits

     As of the date of this proxy statement, no decisions have been made regarding the granting of awards under the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PULASKI FINANCIAL CORP. 2000 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------
               PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has appointed Deloitte & Touche LLP to be its independent auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes present, in person or represented by proxy, at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Pulaski Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. The Company has retained Regan & Associates, Inc. to assist in soliciting proxies for a fee of $3,750, plus reimbursable expenses up to $2,000.

     The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on December 3, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON DECEMBER 3, 1999 UPON WRITTEN REQUEST TO MICHAEL J. DONIUS, CORPORATE SECRETARY, PULASKI FINANCIAL CORP., 12300 OLIVE BOULEVARD, ST. LOUIS, MISSOURI 63141.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 18, 2000. If next year's annual meeting is held on a date more than 30 calendar days from January 21, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest of the stockholder in the proposal. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Michael J. Donius

                                   Michael J. Donius
                                   Corporate Secretary


St. Louis, Missouri
December 16, 1999

                                                                      APPENDIX A
                             PULASKI FINANCIAL CORP.
                         2000 STOCK-BASED INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     (d)  "Bank" means Pulaski Bank.

     (e)  "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" of the Holding Company or the Bank means: (i) an event of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Exchange Act; or (ii) an event that results in a change in control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the rules and regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or the right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he or she were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding by a person other than the Bank or Holding Company.

     (g)  "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

     (j)  "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or an Affiliate.

     (l)  "Effective Date" means the date the Plan is approved by shareholders.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

          (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

          (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The
                                             -------------------
Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (q)  "Holding Company" means Pulaski Financial Corp.

     (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

     (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (t)  "Option" means an Incentive Stock Option or Non-Statutory Stock
Option.

     (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (v)  "Participant" means any person who holds an outstanding Award.

     (w) "Plan" means this Pulaski Financial Corp. 2000 Stock-Based Incentive Plan.

     (x) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (y)  "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (z) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

     (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.
     --------------

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

     (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement.

3.   TYPES OF AWARDS.
     ---------------

     The following Awards may be granted under the Plan:

     (a)  Non-Statutory Stock Options.
     (b)  Incentive Stock Options.
     (c)  Stock Awards.

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 407,330. Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 290,950. The number of the shares reserved for Stock Awards is 116,380. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Exercise Price. The Committee shall determine the Exercise Price of
          --------------
each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b)  Terms of Non-statutory Stock Options. The Committee shall determine
          ------------------------------------
the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

     (c)  Non-Transferability.  Unless otherwise determined by the Committee
          -------------------
in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this
Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

     (d)  Termination of Employment or Service (General). Unless otherwise
          ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (e)  Termination of Employment or Service (Retirement). Unless otherwise
          -------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option.

     (f)  Termination of Employment or Service (Disability or Death). Unless
          ----------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period two (2) years following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (g)  Termination of Employment or Service (Termination for Cause). Unless
          ------------------------------------------------------------
otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (h)  Acceleration Upon a Change in Control. In the event of a Change in
          -------------------------------------
Control all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options, regardless of termination of employment or service.

     (i)  Payment. Payment due to a Participant upon the exercise of a Non-
          -------
Statutory Stock Option shall be made in the form of shares of Common Stock.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Exercise Price. The Committee shall determine the Exercise Price of
          --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b)  Amounts of Incentive Stock Options. To the extent the aggregate Fair
          ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c)  Terms of Incentive Stock Options. The Committee shall determine the
          --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

     (d)  Non-Transferability. No Incentive Stock Option shall be transferable
          -------------------
except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

     (e)  Termination of Employment (General). Unless otherwise determined by
          -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

     (f)  Termination of Employment (Retirement). Unless otherwise determined by
          --------------------------------------
the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the term of the Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

     (g)  Termination of Employment (Disability or Death). Unless otherwise
          -----------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period two (2) years following the date of such termination, or, if sooner, until the expiration of the term of the Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

     (h)  Termination of Employment (Termination for Cause). Unless otherwise
          -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

     (i)  Acceleration Upon a Change in Control. In the event of a Change in
          -------------------------------------
Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options regardless of termination of employment or service. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

     (j)  Payment. Payment due to a Participant upon the exercise of an
          -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

     (k)  Disqualifying Dispositions. Each Award Agreement with respect to an
          --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

8.   STOCK AWARDS.
     ------------

     The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a)  Grants of the Stock Awards. Stock Awards may only be made in whole
          --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b)  Terms of the Stock Awards. The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

     (c)  Termination of Employment or Service (General). Unless otherwise
          ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

     (d)  Termination of Employment or Service (Retirement). Unless otherwise
          -------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (e)  Termination of Employment or Service (Disability or Death). Unless
          ----------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (f)  Termination of Employment or Service (Termination for Cause). Unless
          ------------------------------------------------------------
otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (g)  Acceleration Upon a Change in Control. In the event of a Change in
          -------------------------------------
Control all unvested Stock Awards held by a Participant shall immediately vest.

     (h)  Issuance of Certificates. Unless otherwise held in Trust and
          ------------------------
registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Pulaski Financial Corp. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Pulaski

          Financial Corp. located at 12300 Olive Boulevard, St. Louis, Missouri 63141.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (i)  Non-Transferability. Except to the extent permitted by the Code, the
          -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          (iii) If a recipient of a Stock Award is subject to the provisions of
                Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (j)  Accrual of Dividends. To the extent Stock Awards are held in Trust and
          --------------------
registered in the name of the Trustee, unless otherwise specified by the Trust agreement, whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (k)  Voting of Stock Awards. After a Stock Award has been granted but for
          ----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (l)  Payment.  Payment due to a Participant upon the redemption of a Stock
          -------
Award shall be made in the form of shares of Common Stock.

9.   DEFERRED PAYMENTS.
     -----------------

     The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.  METHOD OF EXERCISE OF OPTIONS.
     -----------------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

11.  RIGHTS OF PARTICIPANTS.
     ----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

12.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 13 shall be subject to required approval by the Office of Thrift Supervision.

14.  TAXES.
     -----

     (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

     (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 15 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

15.  NOTIFICATION UNDER SECTION 83(b).
     --------------------------------

     The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

     (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

          (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

          (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

     (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

17.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon shareholder approval.

18.  TERMINATION OF THE PLAN.
     ----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of Delaware to the extent not pre-empted by applicable federal law.

20.  TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE
     ---------------------------------------------------------------------------
     IN CONTROL.
     ----------

     In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

     (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

     (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

     (c)  Replace the Awards with an immediate cash payment of equivalent value.

                                 REVOCABLE PROXY
                             PULASKI FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 21, 2000

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Pulaski Financial Corp. (the "Company"), consisting of William
A. Donius, Thomas F. Hack and Michael J. Donius, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance), on Friday, January 21, 2000, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

     This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of the Company allocated to participants under the Pulaski Bank Employee Stock Ownership Plan or the Pulaski Bank's 401(k) Plan.

Please be sure to sign and date                 Date __________________________
this Proxy in the box below.



_______________________________                 _______________________________
Stockholder sign above                          Co-holder (if any) signature



                                                                                                      FOR ALL
                                                                 FOR               WITHHELD           EXCEPT
                                                                 ---               --------           -------
1.   The election as director of the nominees                     [_]                 [_]               [_]
     listed below (except as marked to the
     contrary below).


     E. Douglas Britt
     Michael J. Donius
     Garland A. Dorn

     INSTRUCTIONS:  To withhold your vote
     for any individual nominee, write the
     nominee's name on the line below.

     _________________
                                                                FOR                AGAINST           ABSTAIN
                                                                ---                -------           -------
2.   The ratification of the Pulaski Financial Corp.            [_]                  [_]               [_]
     2000 Stock-Based Incentive Plan

3.   The ratification of Deloitte & Touche LLP                  [_]                  [_]               [_]
     as independent auditors for the fiscal
     year ending September 30, 2000

4.   In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the above signed be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy, of the Notice of the Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 1999 Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.